PHL Variable Accumulation Account II

Phoenix Portfolio Advisor®

Supplement to Prospectus

This supplement should be read with the prospectus dated May 1, 2009 and supplements dated October 20, 2009, December 9, 2009 and December 30, 2009.

❖	Information Regarding the Liquidation of the Rydex Multi-Cap Core Equity Fund

The Board of Trustees of Rydex Variable Trust (“Trustees”) has voted to approve the liquidation of the Rydex Multi-Cap Core Equity Fund (the “Fund”) pursuant to the terms of a Plan of Liquidation and Dissolution (the “Plan”). The Plan is also subject to the approval of the Fund’s shareholders. Pending Shareholder vote, the Fund is expected to be liquidated on or about April 23, 2010. Effective February 17, 2010 the Fund is closed to new investment. Please be advised that PHL Variable Insurance Company is not affiliated with the Rydex Variable Trust, and has no control or influence over whether or not to liquidate the Fund.

In light of the Trustees’ action, as of the Liquidation Date, Phoenix will no longer offer the Fund as an investment option. Effective February 17, 2010, we will no longer accept purchase payments allocated to the Fund. In addition, Phoenix will take the following actions on the Liquidation Date:

1.	Any account value invested in the Portfolios on the Liquidation Date will be automatically transferred to the JNF Money Market Portfolio.

2.	Any future allocations to the Portfolios (made through rebalancing, dollar cost averaging, or other instructions) will be allocated to the JNF Money Market Portfolio.

3.	Any attempts to transfer account value to the Portfolios will be rejected.

Whether your account value is transferred automatically as described in numeral 1 above or whether you complete a transfer form to transfer your account value to a different investment option, the transfer will have no federal income tax consequences, and no charge, and it will not count against the number of free transfers you are allowed under your contract.

If you have any questions about this matter, please call our Customer Service Center at 1-866-226-0170.

❖	Effective February 17, 2010, all references to the Rydex Multi-Cap Core Equity Fund in the product prospectus and appendix are footnoted as follows:

Rydex Multi-Cap Core Equity Fund*

*	Fund closed to new investment on February 17, 2010.

❖	Effective on the Liquidation Date, all references to the Fund in the product prospectus and appendix are footnoted as follows:

Rydex Multi-Cap Core Equity Fund*

*	Fund closed to new investment on February 17, 2010. Fund liquidation completed on or about April 23, 2010

Date: February 17, 2010	Please keep this supplement for future reference.

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